Exhibit 99.1

Guidewire Software Announces Second Quarter Fiscal 2018 Financial Results

Foster City, CA - March 6, 2018 - Guidewire Software, Inc. (NYSE: GWRE), a provider of software products to Property and Casualty insurers, today announced its financial results for the fiscal quarter ended January 31, 2018.

“The breadth of Guidewire InsurancePlatform contributed to a successful second quarter in which we exceeded our guidance for revenue and non-GAAP profitability,” said Marcus Ryu, chief executive officer, Guidewire Software. “We continue to benefit from the enduring demand for legacy core system replacement in all our major markets, as well as adoption of our complementary offerings for digital engagement, data management and visualization, and advanced analytics.”

Ryu continued, “By continuing to invest in new products, distribution in international markets, and delivery of InsurancePlatform in the cloud, we are enabling P&C insurers to adapt their products and operations to a time of rapid industry change.”

Second Quarter Fiscal 2018 Financial Highlights

Revenue

•
Total revenue for the second quarter of fiscal 2018 was $163.8 million, an increase of 42% from the same quarter in fiscal 2017. License and other revenue was $84.2 million, an increase of 31%, services revenue was $60.5 million, an increase of 73%, and maintenance revenue was $19.1 million, an increase of 15%. License and other revenue benefited from approximately $4.6 million of payments received in the quarter in advance of their due date.

•	Rolling four-quarter recurring revenue was $345.9 million for the period ended January 31, 2018, an increase of 21% compared to the same metric for the period ended January 31, 2017.
Profitability

•	GAAP loss from operations was $0.7 million for the second quarter of fiscal 2018, compared with income of $8.2 million in the comparable period in fiscal 2017.

•	Non-GAAP income from operations was $32.0 million for the second quarter of fiscal 2018, compared with income of $28.4 million in the comparable period in fiscal 2017.

•
GAAP net loss, adversely impacted by a net tax expense of $28.6 million, driven primarily by the effects of the provisions of The Tax and Jobs Act passed in December 2017, was $45.6 million for the second quarter of fiscal 2018, compared with a net income of $4.0 million for the comparable period in fiscal 2017. GAAP net loss per share was $0.59, based on diluted weighted average shares outstanding of 76.9 million, compared with $0.05 net income per share for the comparable period in fiscal 2017, based on diluted weighted average shares outstanding of 74.8 million. The net tax expense of $28.6 million resulted from the remeasurement of deferred tax assets and liabilities required by the passage of the Tax Cuts and Jobs Act which lowered the Company’s U.S. statutory tax rate.

•
Non-GAAP net income was $25.5 million for the second quarter of fiscal 2018, compared with a net income of $20.6 million in the comparable period in fiscal 2017. Non-GAAP net income per diluted share was $0.33, based on diluted weighted average shares outstanding of 78.3 million, compared with net income per diluted share of $0.28 in the comparable period in fiscal 2017, based on diluted weighted average shares outstanding of 74.8 million.

Liquidity

•
The Company had $569.5 million in cash, cash equivalents and investments at January 31, 2018, compared with $687.8 million at July 31, 2017. The decline was due to the use of approximately $130.1 million of cash in connection with the acquisition of Cyence, offset by approximately $47.7 million of cash generated from operations in the second quarter of fiscal 2018, compared to $42.6 million cash from operations in the second quarter of fiscal 2017.

Business Outlook
Guidewire is issuing the following outlook for the third quarter and fiscal 2018 based on current expectations:

(in $ millions, except per share outlook)	Third Quarter Fiscal 2018			Full Year Fiscal 2018
Revenue	135.0	-	139.0	644.0	-	650.0
License and other revenue	47.0	-	49.0	304.0	-	312.0
Maintenance revenue	18.5	-	19.0	75.0	-	77.0
Services revenue	69.0	-	71.0	260.0	-	266.0
GAAP operating loss	(38.5)	-	(34.5)	(27.7)	-	(21.7)
Non-GAAP operating income (loss)	(5.0)	-	(1.0)	97.0	-	103.0
GAAP net loss	(39.7)	-	(35.4)	(44.6)	-	(38.6)
GAAP net loss per share	(0.51)	-	(0.46)	(0.58)	-	(0.51)
Non-GAAP net income (loss)	(2.6)	-	0.3	76.3	-	80.6
Non-GAAP net income (loss) per share	(0.03)	-	0.00	0.98	-	1.04
Non-GAAP operating income (loss) and non-GAAP net income (loss) exclude stock-based compensation expense and amortization of intangible assets. The GAAP and non-GAAP estimated annual tax rates used to compute net income and EPS exclude discrete items such as forecasted tax benefits related to stock-based compensation, and are impacted by the passage of the Tax Cuts and Jobs Act.

Conference Call Information

What:	Guidewire Software Second Quarter Fiscal 2018 Financial Results Conference Call

When:	Tuesday, March 6, 2018

Time:	2:00 p.m. PT (5:00 p.m. ET)

Live Call:	(800) 239-9838, Domestic
(323) 794-2551, International

Replay:	(844) 512-2921, Passcode 3804361, Domestic
(412) 317-6671, Passcode 3804361, International

Webcast:	http://ir.guidewire.com (live and replay)

The webcast will be archived on Guidewire’s website (www.guidewire.com) for a period of three months.

Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: Non-GAAP operating income, Non-GAAP net income (loss), Non-GAAP income tax provision (benefit), and Non-GAAP net income (loss) per share. These Non-GAAP financial measures exclude stock-based compensation and amortization of intangibles, and the tax effect of these adjustments for Non-GAAP net income (loss) and Non-GAAP net income (loss) per share.
Guidewire believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Guidewire’s financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.
Management of the Company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Guidewire urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

About Guidewire Software
Guidewire delivers the software that Property and Casualty (P&C) insurers need to adapt and succeed in a time of rapid industry change. We combine three elements -- core operations, data and analytics, and digital engagement -- into an insurance platform that enhances insurers’ ability to engage and empower their customers and employees. More than 300 P&C insurers around the world have selected Guidewire. For more information, please visit www.guidewire.com. Follow us on twitter: @Guidewire_PandC.

NOTE: For information about Guidewire’s trademarks, visit https://www.guidewire.com/legal-notices.

Cautionary Language Concerning Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook, market positioning and future investments. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Guidewire’s control. Guidewire’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Guidewire’s most recent Forms 10-K and 10-Q filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for our software may develop more slowly than expected or than it has in the past; quarterly and annual operating results may fluctuate more than expected; seasonal and other variations related to our revenue recognition may cause significant fluctuations in our results of operations and cash flows; our reliance on sales to and renewals from a relatively small number of large customers for a substantial portion of our revenues; our services revenues produce lower gross margins than our license and maintenance revenues; assertions by third parties that we violate their intellectual property rights could substantially harm our business; we face intense competition in our market; weakened global economic conditions may adversely affect the P&C insurance industry including the rate of information technology spending; our product development and sales cycles are lengthy; the risk of losing key employees; changes in foreign exchange rates; general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Guidewire’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Guidewire undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Guidewire’s views as of any date subsequent to the date of this press release.

Media Contact:
Diana Stott
Guidewire Software, Inc.
(650) 356-4941
dstott@guidewire.com

Investor Contact:
Garo Toomajanian
ICR, LLC
(650) 357-5282
ir@guidewire.com

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands)

	January 31, 2018	July 31, 2017
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$205,287	$263,176
Short-term investments	299,891	310,027
Accounts receivable	100,046	79,433
Prepaid expenses and other current assets	33,714	26,604
Total current assets	638,938	679,240
Long-term investments	64,273	114,585
Property and equipment, net	16,205	14,376
Intangible assets, net	110,671	71,315
Deferred tax assets, net	89,701	37,430
Goodwill	343,248	141,851
Other assets	20,658	20,104
TOTAL ASSETS	$1,283,694	$1,078,901
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$18,570	$13,416
Accrued employee compensation	33,681	48,882
Deferred revenues, current	109,047	91,243
Other current liabilities	11,431	10,075
Total current liabilities	172,729	163,616
Deferred revenues, non-current	21,845	19,892
Other liabilities	1,631	2,112
Total liabilities	196,205	185,620
STOCKHOLDERS’ EQUITY:
Common stock	8	8
Additional paid-in capital	993,559	830,014
Accumulated other comprehensive loss	(4,778)	(5,796)
Retained earnings	98,700	69,055
Total stockholders’ equity	1,087,489	893,281
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,283,694	$1,078,901

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands except share and per share data)

	Three Months Ended January 31,		Six Months Ended January 31,
	2018	2017	2018	2017
Revenues:
License and other	$84,221	$64,075	$114,314	$102,796
Maintenance	19,110	16,582	38,040	33,114
Services	60,457	34,964	119,605	73,838
Total revenues	163,788	115,621	271,959	209,748
Cost of revenues: (1)
License and other	9,040	2,781	15,755	5,211
Maintenance	3,593	3,079	7,060	6,404
Services	55,136	34,951	107,848	71,215
Total cost of revenues	67,769	40,811	130,663	82,830
Gross profit:
License and other	75,181	61,294	98,559	97,585
Maintenance	15,517	13,503	30,980	26,710
Services	5,321	13	11,757	2,623
Total gross profit	96,019	74,810	141,296	126,918
Operating expenses: (1)
Research and development	43,657	30,025	79,368	60,775
Sales and marketing	31,961	23,520	55,571	49,020
General and administrative	21,066	13,060	39,737	27,220
Total operating expenses	96,684	66,605	174,676	137,015
Income (loss) from operations	(665)	8,205	(33,380)	(10,097)
Interest income	1,566	1,544	3,474	2,886
Other income (expense), net	1,658	335	1,396	(346)
Income (loss) before income taxes	2,559	10,084	(28,510)	(7,557)
Provision for (benefit from) income taxes	48,114	6,110	25,959	(3,673)
Net income (loss)	$(45,555)	$3,974	$(54,469)	$(3,884)
Net income (loss) per share:
Basic	$(0.59)	$0.05	$(0.72)	$(0.05)
Diluted	$(0.59)	$0.05	$(0.72)	$(0.05)
Shares used in computing net income (loss) per share:
Basic	76,859,040	73,738,810	76,023,237	73,516,140
Diluted	76,859,040	74,793,240	76,023,237	73,516,140

(1) Amounts include stock-based compensation expense as follows:

	Three Months Ended January 31,		Six Months Ended January 31,
	2018	2017	2018	2017
	(unaudited, in thousands)
Stock-based compensation expense:
Cost of license revenue	$258	$90	$432	$141
Cost of maintenance revenues	481	436	936	849
Cost of services revenues	5,446	4,815	10,672	9,510
Research and development	7,697	4,650	12,609	9,117
Marketing and sales	5,024	4,283	9,241	8,506
General and administrative	6,126	4,313	10,765	8,341
Total stock-based compensation expense	$25,032	$18,587	$44,655	$36,464

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Three Months Ended January 31,		Six Months Ended January 31,
	2018	2017	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	(45,555)	3,974	$(54,469)	$(3,884)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	9,681	3,309	16,315	6,383
Stock-based compensation	25,032	18,587	44,655	36,464
Deferred income tax	47,995	4,885	24,287	(5,617)
Amortization of premium on available-for-sale securities, and other non-cash items	151	401	361	868
Changes in operating assets and liabilities:
Accounts receivable	(17,200)	(9,505)	(16,345)	(823)
Prepaid expenses and other assets	436	(3,880)	(3,139)	(3,689)
Accounts payable	2,966	(2,617)	4,834	(1,715)
Accrued employee compensation	6,406	6,216	(17,547)	(15,084)
Other liabilities	1,160	636	804	(615)
Deferred revenues	16,622	20,553	16,690	17,361
Net cash provided by operating activities	47,694	42,559	16,446	29,649
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities	(43,977)	(90,718)	(110,820)	(291,611)
Sales of available-for-sale securities	77,277	141,508	170,316	298,671
Purchases of property and equipment	(2,721)	(143)	(4,620)	(2,617)
Capitalized software development costs	(252)	—	(769)	—
Acquisitions of business, net of acquired cash	(130,376)	59	(130,376)	(33,534)
Net cash provided by (used in) investing activities	(100,049)	50,706	(76,269)	(29,091)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock upon exercise of stock options	362	922	727	2,034
Net cash provided by financing activities	362	922	727	2,034
Effect of foreign exchange rate changes on cash and cash equivalents	1,881	113	1,207	(811)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(50,112)	94,300	(57,889)	1,781
CASH AND CASH EQUIVALENTS—Beginning of period	255,399	131,063	263,176	223,582
CASH AND CASH EQUIVALENTS—End of period	$205,287	$225,363	$205,287	$225,363

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures
(unaudited, in thousands except share and per share data))

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP financial measures for the periods indicated below:
	Three Months Ended January 31,		Six Months Ended January 31,
	2018	2017	2018	2017
Income (loss) from operations reconciliation:
GAAP income (loss) from operations	$(665)	$8,205	$(33,380)	$(10,097)
Non-GAAP adjustments:
Stock-based compensation (1)	25,032	18,587	44,655	36,464
Amortization of intangibles (1)	7,669	1,656	12,445	3,094
Non-GAAP income from operations	$32,036	$28,448	$23,720	$29,461

Net income (loss) reconciliation:
GAAP net income (loss)	$(45,555)	$3,974	$(54,469)	$(3,884)
Non-GAAP adjustments:
Stock-based compensation (1)	25,032	18,587	44,655	36,464
Amortization of intangibles (1)	7,669	1,656	12,445	3,094
Tax impact on non-GAAP adjustments (2)	38,364	(3,591)	18,081	(13,927)
Non-GAAP net income	$25,510	$20,626	$20,712	$21,747

Tax provision (benefit) reconciliation:
GAAP tax provision (benefit)	$48,114	$6,110	$25,959	$(3,673)
Non-GAAP adjustments:
Stock-based compensation	6,721	5,948	13,191	11,669
Amortization of intangibles	2,060	530	3,635	990
Other income tax effects and adjustments	(47,145)	(2,887)	(34,907)	1,268
Non-GAAP tax provision	$9,750	$9,701	$7,878	$10,254

Earnings (loss) per share reconciliation:
GAAP earnings (loss) per share - Diluted	$(0.59)	$0.05	$(0.72)	$(0.05)
Stock-based compensation	0.33	0.25	0.59	0.49
Amortization of intangibles acquired in business combinations	0.10	0.02	0.16	0.04
Tax impact of non-GAAP adjustments	0.49	(0.04)	0.23	(0.18)
Non-GAAP dilutive shares excluded from GAAP earnings (loss) per share calculation (3)	—	—	—	0.01
Non-GAAP earnings per share - Diluted	$0.33	$0.28	$0.26	$0.31

Shares used in computing non-GAAP per share amounts:
GAAP weighted average shares - Diluted	76,859,040	74,793,240	76,023,237	73,516,140
Non-GAAP dilutive shares excluded from GAAP earnings (loss) per share calculation (3)	1,460,188	—	1,429,707	1,258,762
Pro forma weighted average shares - Diluted	78,319,228	74,793,240	77,452,944	74,774,902

(1) Adjustments relate to amortization of acquired intangibles and stock-based compensation recognized during the period for GAAP purposes.
(2) Adjustment reflects the tax benefit (provision) resulting from all non-GAAP adjustments.
(3) Due to the occurrence of a net loss on a GAAP basis, potentially dilutive securities were excluded from the calculation of GAAP earnings per share, as they would have an anti-dilutive effect. However, as net income was earned on a non-GAAP basis, these shares have a dilutive effect on a Non-GAAP earnings per share and are included here.

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Outlook
The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP outlook for the periods indicated below:
(in $ millions)	Third Quarter Fiscal 2018			Full Year Fiscal 2018
Outlook reconciliation: GAAP and non-GAAP operating income (loss)
GAAP operating loss	(38.5)	-	(34.5)	(27.7)	-	(21.7)
Non-GAAP adjustments:
Stock-based compensation	25.0	-	26.0	95.3	-	98.3
Amortization of intangibles	7.8	-	8.3	27.3	-	28.3
Non-GAAP operating income (loss)	(5.0)	-	(1.0)	97.0	-	103.0

Outlook reconciliation: GAAP and non-GAAP net income (loss)
GAAP net loss	(39.7)	-	(35.4)	(44.6)	-	(38.6)
Non-GAAP adjustments:
Stock-based compensation	25.0	-	26.0	95.3	-	98.3
Amortization of intangibles	7.8	-	8.3	27.3	-	28.3
Non-GAAP tax impact	3.6	-	2.2	(3.8)	-	(5.4)
Non-GAAP net income (loss)	(2.6)	-	0.3	76.3	-	80.6